UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2009

HUNGARIAN TELEPHONE AND CABLE CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11484	13-3652685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Third Avenue, Suite #3400 Seattle, Washington 98101-3034
(Address of Principal Executive Offices)

(206) 654-0204
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Item 8.01     Other Events

On February 24, 2009, Hungarian Telephone and Cable Corp. (“HTCC Delaware”) issued a press release announcing approval by the HTCC Delaware stockholders of HTCC Delaware’s corporate reorganization that will result in HTCC Delaware changing its place of incorporation from Delaware to Denmark.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1      Press release dated February 24, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HUNGARIAN TELEPHONE AND CABLE CORP.

Date:	February 24, 2009	By:	/s/ Peter T. Noone
Peter T. Noone
General Counsel

Hungarian Telephone and Cable Corp.

Exhibit Index

Exhibit Number	Description of Document

99.1	Press Release dated February 24, 2009